EXHIBIT 10.1

AMENDMENT NO. 1

AMENDMENT NO. 1 (this “Amendment”), dated as of October 28, 2011, to that certain AMENDED AND RESTATED CREDIT AGREEMENT (the “Credit Agreement”) entered into as of December 21, 2010, among CENVEO CORPORATION, a Delaware corporation (the “Borrower”), CENVEO, INC., a Colorado corporation (“Holdings”), each lender from time to time party hereto (collectively, the “Lenders” and individually, a “Lender”), and BANK OF AMERICA, N.A., as Administrative Agent, Swing Line Lender and L/C Issuer.

W I T N E S S E T H :

WHEREAS, pursuant to Section 11.01 of the Credit Agreement the Borrower and the Required Lenders desire to amend Section 7.15(d) of the Credit Agreement.

NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

SECTION ONE - Amendments.  Subject to the satisfaction of the conditions set forth in Section Two hereof, Section 7.15(d) of the Credit Agreement is hereby amended and restated in its entirety as follows:

“(d)           the prepayment, purchase, redemption or defeasance of the Subordinated Notes, the Cadmus Subordinated Notes, the Second Lien Notes, other Indebtedness permitted to be incurred pursuant to Section 7.02(n), or the Senior Notes, in each case with (for the avoidance of doubt) such debt being permanently retired, so long as (A) immediately before and after giving effect to any such prepayment, purchase, redemption or defeasance, (x) no Default shall have occurred and be continuing and (y) Holdings and its Subsidiaries shall be in compliance with all of the covenants set forth in Section 7.11 on a Pro Forma Basis, as determined on the basis of the financial information most recently delivered to the Administrative Agent and the Lenders pursuant to Section 6.01(a) or (b), as applicable, (B) no Term Loans shall be applied to such prepayment, purchase, redemption or defeasance, (C) the Consolidated Leverage Ratio calculated on a Pro Forma Basis, as determined on the basis of the financial information most recently delivered to the Administrative Agent and the Lenders pursuant to Section 6.01(a) or (b), as applicable, is less than 5.75 to 1.0 (provided that if such Consolidated Leverage Ratio is not less than 4.75 to 1.0 no more than $30,000,000 in the aggregate during the term of this Agreement may be used to prepay, purchase, redeem or defease such Indebtedness and any such prepayment, purchase, redemption or defeasance must be reported by the Borrower to the Administrative Agent within 5 Business Days thereof), (D) if the Consolidated Leverage Ratio determined in accordance with the foregoing clause (C) is greater than 3.50 to 1.0, such prepayment, purchase, redemption or defeasance shall not reduce the calculation of Excess Cash Flow pursuant to clause (viii) of the definition thereof, and (E) to the extent funded by the issuance of Indebtedness, such Indebtedness (1) other than in the case of Revolving Credit Loans in an aggregate principal amount not to exceed $30,000,000 in the aggregate during the term of this Agreement, shall be subordinate in all respects to the Obligations on terms substantially the same as the Subordinated Notes or the Cadmus Subordinated Notes, as the case may be, or shall be unsecured Indebtedness or in the case of any such Indebtedness that prepays, purchases, redeems or defeases the Second Lien Notes or other Indebtedness permitted to be incurred pursuant to Section 7.02(n) shall be secured on the same terms as the Second Lien Notes or such other Indebtedness (as the case may be), (2) shall not increase the principal amount then owed under the Subordinated Notes, the Cadmus Subordinated Notes, the Second Lien Notes, the other Indebtedness permitted to be incurred pursuant to Section 7.02(n) or the Senior Notes, as applicable (except by an amount equal to a reasonable premium paid, accrued but unpaid interest and reasonable fees and expenses incurred in connection therewith), (3) other than in the case of Revolving Credit Loans in an aggregate principal amount not to exceed $30,000,000 in the aggregate during the term of this Agreement, shall have the same obligor, (4) other than in the case of Revolving Credit Loans in an aggregate principal amount not to exceed $30,000,000 in the aggregate during the term of this Agreement, shall be subject to an equal or longer maturity as the Subordinated Notes, the Cadmus Subordinated Notes, the Second Lien Notes, the other Indebtedness permitted to be incurred pursuant to Section 7.02(n) or the Senior Notes, as applicable, and (5) other than in the case of Revolving Credit Loans in an aggregate principal amount not to exceed $30,000,000 in the aggregate during the term of this Agreement, otherwise shall be subject to material terms and conditions substantially no more restrictive than the Subordinated Notes Documents, the Cadmus Subordinated Notes Documents, the Second Lien Notes Documents, the documents evidencing the other Indebtedness permitted to be incurred pursuant to Section 7.02(n), or the Senior Notes Indenture, as applicable; provided that, to the extent funded by Indebtedness (other than Revolving Credit Loans) in accordance with the requirements of clauses (E)(1) through (E)(5) above, such prepayment, purchase, redemption or defeasance shall not be subject to the Consolidated Leverage Ratio and other requirements set forth in clause (C) above (and, for the avoidance of doubt, clause (D) above shall not be applicable);”

SECTION TWO - Conditions to Effectiveness.  This Amendment shall become effective when, and only when, (i) the Administrative Agent shall have received counterparts of this Amendment executed by the Required Lenders and the Borrower and an acknowledgment of this Amendment executed by each Guarantor and (ii) all Lenders who have executed this Amendment prior to noon New York City time on October 28, 2011 shall have received a fee equal to 0.50% of their outstanding Revolving Credit Commitments and Term Loans.  The effectiveness of this Amendment (other than Sections Five, Six and Seven hereof) is conditioned upon the accuracy of the representations and warranties set forth in Section Three hereof.

SECTION THREE - Representations and Warranties; Covenants.  The Borrower represents and warrants to the Administrative Agent and the Lenders that both before and after giving effect to this Amendment, (x) no Default has occurred and is continuing; and (y) the representations and warranties of the Borrower and each other Loan Party contained in Article V of the Credit Agreement or any other Loan Document, or which are contained in any document that has been furnished at any time under or in connection with any Loan Document, are true and correct in all material respects (except that any representation and warranty that is qualified as to “materiality” or “Material Adverse Effect” is true and correct in all respects) on and as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct in all material respects (except that any representation and warranty that is qualified as to “materiality” or “Material Adverse Effect” is true and correct in all respects) as of such earlier date, and except that, for purposes of this Section Three, the representations and warranties contained in Sections 5.05(a) and (b) of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to Sections 6.01(a) and (b) of the Credit Agreement, respectively.

SECTION FOUR - Reference to and Effect on the Credit Agreement.  On and after the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in each of the other Loan Documents to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended or waived by this Amendment.  The Credit Agreement and each of the other Loan Documents, as specifically amended by this Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.  Without limiting the generality of the foregoing, the Collateral Documents and all of the Collateral described therein do and shall continue to secure the payment of all Obligations of the Loan Parties under the Loan Documents.  The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as an amendment or waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute an amendment or waiver of any provision of any of the Loan Documents.

SECTION FIVE - Costs, Expenses and Taxes.  The Borrower agrees to pay all reasonable costs and expenses of the Administrative Agent in connection with the preparation, execution and delivery of this Amendment and the other instruments and documents to be delivered hereunder, if any (including, without limitation, the reasonable fees and expenses of Cahill Gordon & Reindel LLP, counsel for the Administrative Agent) in accordance with the terms of Section 11.04 of the Credit Agreement.

SECTION SIX - Execution in Counterparts.  This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement.  Delivery of an executed counterpart of a signature page to this Amendment by facsimile or electronic transmission shall be effective as delivery of a manually executed counterpart of this Amendment.

SECTION SEVEN - Governing Law.  This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

SIGNATURE PAGE FOLLOWS

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the day and year first above written.

CENVEO CORPORATION

By:	/s/ MICKEY WALSH

Name: Mickey Walsh Title: Treasurer

ACKNOWLEDGED BY:

CENVEO INC., a Colorado corporation
CENVEO COMMERCIAL OHIO, LLC, a Colorado limited liability company
CNMW INVESTMENTS, INC., a Delaware corporation
CENVEO GOVERNMENT PRINTING, INC., a Colorado corporation
CENVEO SERVICES, LLC, a Colorado limited liability company
CENVEO RESALE OHIO, LLC, a Colorado limited liability company
DISCOUNT LABELS, LLC, an Indiana limited liability company
CENVEO OMEMEE LLC, a Delaware limited liability company
COLORHOUSE CHINA, INC., a Colorado corporation
RX JV HOLDING, INC., a Delaware corporation
CRX JV, LLC, a Delaware limited liability company
CRX HOLDING, INC., a Delaware corporation
RX TECHNOLOGY CORP., a Delaware corporation
CADMUS PRINTING GROUP, INC., a Virginia corporation
CADMUS FINANCIAL DISTRIBUTION, INC. a Virginia corporation
CADMUS TECHNOLOGY SOLUTIONS, INC., a Virginia corporation
GARAMOND/PRIDEMARK PRESS, INC., a Maryland corporation
WASHBURN GRAPHICS, INC., a North Carolina corporation
CADMUS JOURNAL SERVICES, INC., a Virginia corporation
CADMUS DELAWARE, INC., a Delaware corporation
CADMUS UK, INC., a Virginia corporation
EXPERT GRAPHICS, INC., a Virginia corporation
CADMUS MARKETING GROUP, INC., a Virginia corporation
CADMUS DIRECT MARKETING, INC., a North Carolina corporation
CADMUS INTERACTIVE, INC., a Georgia corporation
CADMUS MARKETING, INC., a Virginia corporation
CADMUS/O’KEEFE MARKETING, INC., a Virginia corporation
OLD TSI, INC., a Georgia corporation
CADMUS INVESTMENTS, LLC, a Delaware limited liability company
PORT CITY PRESS, INC., a Maryland corporation
SCIENCE CRAFTSMAN INCORPORATED, a New York corporation
CADMUS INTERNATIONAL HOLDINGS, INC., a Virginia corporation
CDMS MANAGEMENT, LLC, a Delaware limited liability company
MADISON/GRAHAM COLORGRAPHICS, INC., a California corporation
PC INK CORP., a Delaware corporation
PRINTEGRA CORPORATION, a Georgia corporation
VSUB HOLDING COMPANY, a Virginia corporation
MADISON/GRAHAM COLORGRAPHICS INTERSTATE SERVICES, INC.,
a California corporation

By: /s/ MARK S. HILTWEIN
Name: Mark S. Hiltwein
Title: Chief Financial Officer

COMMERCIAL ENVELOPE MANUFACTURING CO. INC., a New York corporation
BERLIN & JONES CO., LLC, a New York limited liability company
HEINRICH ENVELOPE, LLC, a New York limited liability company
CENVEO CEM, INC., a Delaware corporation
CENVEO CEM, LLC, a Delaware limited liability company
REX 2010, LLC, a Florida limited liability company
136 EASTPORT ROAD, LLC, a Delaware limited liability company
LIGHTNING LABELS, LLC, a Delaware limited liability company
NASHUA CORPORATION, a Massachusetts corporation
NASHUA INTERNATIONAL, INC., a Delaware corporation
IMPAXX, INC., a Delaware corporation
CMS GILBRETH PACKAGING SYSTEMS, INC., a Delaware corporation
ENVELOPE PRODUCT GROUP, LLC, a Delaware limited liability company

By: /s/ MARK S. HILTWEIN
Name: Mark S. Hiltwein
Title: Chief Financial Officer

VAUGHAN PRINTERS INCORPORATED, a Florida corporation

By: /s/ MARK S. HILTWEIN
Name: Mark S. Hiltwein
Title: Executive Vice President

BANK OF AMERICA, N.A., as Administrative Agent

By:	/s/ ANTONIKIA ( TONI) THOMAS

Name: Antonikia (Toni) Thomas Title: Vice President